UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

_____________________________________________________________

Date of report (Date of earliest event reported): July 17, 2007

U.S. DRY CLEANING CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23305	77-0357037
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

125 E. Tahquitz Canyon, Suite 203	92262
Palm Springs, California	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: (760) 322-7447

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR  240.13e-4(c))

CURRENT REPORT ON FORM 8-K

U.S. DRY CLEANING CORPORATION

July 17, 2007

Item 7.01. Regulation FD Disclosure.

The information contained in the Press Release issued by U.S. Dry Cleaning Corporation on July 19, 2007, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of U.S. Dry Cleaning Corporation issued on July 19, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. DRY CLEANING CORPORATION

Date: July 19, 2007                          By:  /s/ Robert Y. Lee
Robert Y. Lee
Chief Executive Officer